                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 1997


               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               ------------------------------------------------
                     PASS-THROUGH CERTIFICATE TRUST 1996-8
                     -------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  33-55855             Applied for
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(State or other jurisdiction      (Commission           (IRS employer
     of incorporation)           file numbers)       identification no.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota   55102-1639
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 (Address of principal executive offices)                           (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                Not Applicable
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        (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on April 15, 1997, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.      Description
               -----------      -----------

                  99.1          Monthly Report delivered to
                                Certificateholders on
                                April 15, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 1997


                            MANUFACTURED HOUSING CONTRACT
                            SENIOR/SUBORDINATE PASS-THROUGH
                            CERTIFICATE TRUST 1996-8

                            By  GREEN TREE FINANCIAL CORPORATION
                                as Servicer with respect to the Trust


                            By: /s/ Phyllis A. Knight
                                ----------------------------------
                                PHYLLIS A. KNIGHT
                                Vice President and Treasurer

                               INDEX TO EXHIBITS



Exhibit
Number                                                             Page
------                                                             ----

99.1       Monthly Report delivered to Certificateholders           5
           on April 15, 1997.